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                                                                  EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

      THIS AGREEMENT is dated as of October 7, 1997, and is by and between Richmont Marketing Specialists Inc., a Delaware corporation (the "Company"), and MS Acquisition Limited, a Texas limited partnership (the "Majority Stockholder").

                             INTRODUCTORY STATEMENT

      This Agreement is being made in connection with the Equity Contribution Agreement dated as of even date herewith (the "Equity Contribution Agreement"), by and among the Company, the Majority Stockholder, Ronald D. Pedersen, Jeffrey
A. Watt, Bruce Butler and Gary R. Guffey and provides certain registration rights to the Majority Stockholder regarding the shares of Common Stock, par value $.01, of the Company (the "Common Stock"), upon the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             STATEMENT OF AGREEMENT

                                 I. DEFINITIONS

      Unless the context otherwise requires, the terms defined in this Article I shall have the meanings herein specified for all purposes of this Agreement. All other capitalized terms shall have the meanings assigned to them in the various other provisions of this Agreement.

            "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition of "Affiliate," "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting power of at least ten percent (10%) or more of the outstanding shares of voting securities of a Person, or (ii) to direct or cause the direction of the management and policies of a Person by ownership of voting securities, general partnership interests, or otherwise.

            "Agreement" shall mean this Agreement, including all schedules and exhibits hereto, as the Agreement may be from time to time amended, modified or supplemented.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.
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            "Exchange Act" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Holder" of any security shall mean the record owner of such security.

            "Holder of Registrable Securities" shall mean the Person at the time of such determination, who owns Registrable Securities or a transferee of such Registrable Securities who is entitled to registration rights hereunder in accordance with the provisions of Section 2.7.

            "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

            "Registrable Securities" shall mean the shares of Common Stock transferred or to be transferred to the Majority Stockholder pursuant to the Equity Contribution Agreement and any shares of Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement relating to such securities has been declared effective and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) they have been transferred other than as permitted under Section 2.7 hereof, or (iv) three years shall have passed after the date that the registration statement contemplated by Section 2.1 hereof is declared effective.

            "Securities Act" shall mean the Securities Act of 1933 or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                             II. REGISTRATION RIGHTS

      2.1 Demand Registration.

            (a) Request for Registration. At any time after December 31, 2000, a Holder of Registrable Securities may request one registration under and in accordance with the provisions of the Securities Act of all or part of its Registrable Securities ("Demand Registration"). The Demand Registration may be
an underwritten offering or an offering which is not underwritten, as determined in the sole discretion of the Majority Stockholder.
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            (b) Priority on Demand Registration. The Company will not include in the Demand Registration any securities which are not Registrable Securities without the written consent of the Majority Stockholder. In the event such registration is underwritten, if the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number which can be sold in an underwritten public offering, the Company will include in such registration: (i) first, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold; (ii) second, any securities requested to be included by and for the account of the Company if consented to by the Majority Stockholder as provided in the preceding sentence; and (iii) third, any other securities requested to be included by persons to whom the Company has granted registration rights in accordance with this Agreement, pro rata based on the number of shares owned by the holders of such other securities.

            (c) Restrictions on Demand Registration.

                  (i) The Majority Stockholder agrees that the Company shall not be required to effect any registration statement during any period of time when, but only so long as, the Company is in possession of material non-public information which, in the exercise of its reasonable judgment, the Company deems advisable not to disclose in a registration statement, which material information may relate, including, without limitation, to a financing project or a pending acquisition, merger or other material corporate reorganization to which the Company is or is expected to be a party; provided, however, that the Company shall advise the Majority Stockholder in writing as soon as any such delay is no longer applicable, and in no event will any such delay be exercised by the Company more than once in any 12-month period and, provided, further, that such delay shall not exceed 30 days. If there occurs any such delay, the Majority Stockholder shall be entitled to withdraw its Demand Registration, and such Demand Registration shall not count as a Demand Registration.

                  (ii) Except as provided below in this Section 2.1(c)(ii), a registration will not count as a Demand Registration until it has become effective with the Commission. A registration shall also not count as a Demand Registration if the Company takes any action in violation of this Agreement or fails to take any action contemplated by this Agreement, and as a result thereof a registration statement is no longer effective for the period of time required hereby or if less, the time required to sell such Registrable Securities included in such registration statement.

            If the Majority Stockholder makes a request for a Demand Registration and thereafter withdraws or revokes such request prior to the registration statement being declared effective, at the option of the Majority Stockholder, either the withdrawn or revoked request shall count as the Demand Registration or the Majority Stockholder shall pay all of the Registration Expenses (as defined in Section 2.10, which exclude, without limitation, any and all internal expenses of the Company) incurred by the Company to the date of the withdrawal or revocation. Notwithstanding the foregoing, if the Company exercises any delay provided for in Section 2.1(c)(i) or takes any action in violation of this Agreement or fails to take any action contemplated by this Agreement, which
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adversely affects the Majority Stockholder's request for the Demand
Registration, and as a result thereof the Majority Stockholder withdraws or revokes its request for Demand Registration, then such request shall not count as the Demand Registration, and the Majority Stockholder shall not be obligated to pay any Registration Expenses in connection with such request for a Demand Registration.

            (d) Expenses of Registration. The Company shall be responsible for the payment of all Registration Expenses (as defined in Section 2.10) incurred in connection with the Demand Registration or any Incidental Registrations (as defined in Section 2.2). In the event other Persons to whom the Company has granted registration rights also sell securities pursuant to subparagraphs (b) and (c) above or Section 2.2 below, the Registration Expenses of the Demand Registration or Incidental Registrations, as the case may be, may be allocated among such other Persons, excluding the Majority Stockholder.

            (e) Selection of Underwriters. The investment banker(s) and manager(s), if any, who shall administer the offerings made pursuant to the Demand Registration shall be selected by the Majority Stockholder, subject to the prior written approval by the Company, which shall not be unreasonably withheld.

      2.2 Incidental Registration.

            (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act, whether or not for sale for its own account other than pursuant to a registration statement on Form S-4 or S-8 or under a dividend reinvestment program or stockholder investment program pursuant to a registration statement on Form S-3, it will each such time, at least 30 days prior to filing the registration statement, give written notice to the Majority Stockholder of its intention to do so. Upon the written request of the Majority Stockholder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Majority Stockholder), the Company will, in accordance with the limitations below, use best efforts to include in the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Majority Stockholder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered ("Incidental Registration"), provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines, based on advice of counsel and/or its financial advisors, that registration of the Company's securities would be imprudent at such time, the Company may, at its election, give written notice of such determination to the Majority Stockholder and thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in accordance with Section 2.1(d) hereof), without prejudice, however, to the rights of the Majority Stockholder to request that such registration be effected as a registration under Section 2.1 hereof, and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this
Section 2.2(a), for the same period as the delay in registering such other securities. No registration
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effected under this Section 2.2 shall relieve or otherwise affect the Company's obligation to effect a registration upon the Majority Stockholder's request pursuant to Section 2.1 hereof.

            (b) Priority in Incidental Registrations. In the event any Incidental Registration is underwritten, if the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number which can be sold in an underwritten public offering, the Company will include in such registration: (i) first, on a pro rata basis the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold and any securities requested to be included by and for the account of the Company; and (ii) second, any other securities requested to be included by persons to whom the Company has granted registration rights in accordance with this Agreement, pro rata based on the number of shares owned by the holders of such other securities.

      2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1 or Section 2.2 hereof, the Company will, subject to the limitations provided herein, as expeditiously as possible:

            (a) prepare (and, as soon thereafter as practicable, file with the Commission) the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided that, to the extent that a request for registration is made within 30 days before the end of the Company's fiscal year, the Company may, after consultations with the Majority Stockholder conducted in good faith, delay such filing until the earlier of (a) 90 days after the end of the Company's fiscal year or (b) the completion of the annual audit of the Company's financial statements by its independent public accountants;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep the registration statement effective for a period of more than 180 days after such registration statement becomes effective;

            (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and such other documents as such seller may reasonably requested;

            (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification
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in effect for so long as such registration statement remains in effect
(provided, however, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than 180 days after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.3(d) be obligated to be so qualified;

            (e) furnish to each seller of Registrable Securities a copy, or, upon request, a signed counterpart, addressed to such seller (and the underwriters, if any) of

                  (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                  (ii) in the event the registration to be effected is
            underwritten or constitutes the Demand Registration, a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

            (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

            (g) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any shares of the Common Stock is then listed.
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            It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Holder's Registrable Securities pursuant to this Article II that such Holder of Registrable Securities as to which any registration is being effected furnish in writing to the Company such information regarding such seller, the Registrable Securities and other securities of the Company held by such seller, and the distribution of such securities and such other information as the Company may from time to time reasonably request in writing.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(f), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities.

      2.4 Holdback Agreements. (a) Each Holder of Registrable Securities agrees not to effect any public sale or public distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90 days after the effective date of an underwritten Demand Registration or Incidental Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

            (b) The Company agrees not to effect any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90 days after the effective date of any underwritten Demand Registration or Incidental Registration or during the 30-day period beginning on the effective date of any non-underwritten Demand Registration or Incidental Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4, S-8 or any successor forms), unless the underwriters, managing the registered public offering otherwise agree (or, with respect to a non-underwritten offering, unless the Holder of Registrable Securities otherwise agrees) or unless all of the Registrable Securities registered under the registration statement for the Demand Registration or Incidental Registration, as the case may be, have been sold.

      2.5 Indemnification.

            (a) Indemnification by the Company. In the event any Registrable Securities are included in a registration statement under this Article II, to the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to
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state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof, and provided further that the Company shall not be liable to any Person, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.
Such indemnify shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Holders of Registrable Securities. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1 and Section 2.2, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5(a)) each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that such prospective seller shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.
Such indemnify shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.
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            (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) Indemnification Payments. The indemnification required by this
Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            (e) Contribution. If the indemnification provided for in this
Section 2.5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            If indemnification is available under this Section 2.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided herein without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 2.5(e).

      2.6 Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

      2.7 Transfer of Registrable Securities. The Company and the Majority Stockholder agree that the Majority Stockholder may transfer all or a portion of the Registrable Securities to other parties prior to exercising its Demand Registration or Incidental Registrations with respect to such securities as provided herein, without the prior written consent of the Company if the transferee is an Affiliate of the Majority Stockholder. The registration rights granted to the Majority Stockholder under this Article II also may be transferred without the prior written consent of the Company only in the event that the transferee of such rights if an Affiliate of the Majority Stockholder. In all other cases, any transfer of Registrable Securities or registration rights granted hereunder shall require the prior written consent of the Company. As a condition to the Majority Stockholder's transfer of its registration rights hereunder, all transferees of such registration rights shall agree, as Holder of Registrable Securities, to be subject to and bound by the provisions of this Agreement.

      2.8 Rule 144. At any time after the Company is subject to the reporting requirements of the Exchange Act, the Company covenants that it will take such action, including, but not limited to, the filing of reports required to be filed by it under the Securities Act and the Exchange Act, as any Holder of Registrable Securities may reasonable request, all to the extent required from time to time to enable such Holder of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be in writing, or any similar successor rule or regulation.

      2.9 "Most Favored Nations" Election. In the event that after the date of this Agreement, but prior to its termination, the Company enters into an agreement with any Holder of shares of its Common Stock whereby such Holder is granted registration rights with respect to such shares (a "Subsequent Agreement"), then the Company agrees to: (i) provide each Holder of Registrable Securities a copy of such agreement promptly after its execution and (ii) offer each such Holder of Registrable Securities an opportunity to elect to enter into an agreement with the Company whereby such Holder of Registrable Securities, in lieu of its rights hereunder, shall be entitled to the registration rights equivalent to those described in the Subsequent Agreement. A Holder of Registrable Securities shall have 20 days after the date on which notice of such event is deemed to have been given by the Company pursuant to the provisions of
Section 3.2 of this Agreement, to notify the Company in writing of its election to terminate its rights under this Agreement and, in lieu thereof, to enter into a new agreement containing registration rights equivalent to those contained in the Subsequent Agreement. Such new agreement shall be executed promptly after receipt of such notice by the Company.

      2.10 Registration Expenses.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all reasonable fees and disbursements of counsel for the participating Holders of Registrable Securities, and all independent certified public accountants, underwriters (excluding discounts and commissions), and other persons retained by the Company, including, without limitation, the underwriters retained for an underwritten Demand Registration or Incidental Registration (all such expenses being herein referred to as "Registration Expenses"), will be borne by the Company.

            (b) With respect to underwriters' discounts and commissions, will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                               III. MISCELLANEOUS

      3.1 Waivers and Amendments. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the Registrable Securities then outstanding affected by such amendment, modification, supplement, waiver or departure.

      3.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

            (a)   if to the Majority Stockholder:

                  MS Acquisition Limited
                  16251 Dallas Parkway
                  Dallas, Texas 75248
                  Attention: Sharon Drobeck
                  Facsimile: (972) 687-1662
                  with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Eileen Nugent Simon, Esq.
                  Facsimile: (212) 735-2000

            (b)   if to the Company:

                  Richmont Marketing Specialists Inc.
                  2324 Gateway Drive
                  Irving, Texas 75015
                  Attention: Gary R. Guffey
                  Facsimile: (972) 550-1896

                  with a copy to:

                  Andrews & Kurth L.L.P.
                  1717 Main Street, Suite 3700
                  Dallas, Texas 75201
                  Attention: J. Gregory Holloway, Esq.
                  Facsimile: (214) 659-4401

            (c) if to Holders of Registrable Securities other than the Majority Stockholder, at their respective last address provided to the Company.

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmissions, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

      3.3 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

      3.4 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

      3.5 Choice of Law. Arbitration and Choice of Law. The parties hereto shall in good faith negotiate to resolve amicably any dispute, controversy or claim (collectively, "Controversy") arising out of, relating to, or in connection with, this Agreement. In the event such Controversy is not resolved amicably within sixty (60) days from the date that notice is delivered in respect of such Controversy, such Controversy shall be settled by arbitration to the exclusion of all other procedures. The parties hereto agree that any such Controversy shall be submitted to three arbitrators selected from the panels of arbitrators of the American Arbitration Association ("AAA") and shall be governed by the Commercial Arbitration Rules of the AAA, as amended and in effect on the date a demand for arbitration is filed with the AAA. Any demand for arbitration shall specify a dollar amount of damages sought. The arbitrators shall be governed by and shall apply the substantive law of the State of Texas (without giving effect to the rules of conflict of laws thereof) in making their award and their ruling shall be binding and conclusive upon the parties hereto. any arbitration shall occur in the city of Dallas, Texas and judgment upon the award rendered may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, the parties will obtain the agreement of arbitrators to the following: (i) the arbitrators shall provide a written ruling, stating in separate sections the findings of fact and conclusions of law on which their ruling is based; and (ii) their ruling shall be due no later than ninety (90) days after their final hearing and within nine (9) months after commencement of the arbitration.

      3.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.

      3.7 Termination. This Agreement shall terminate at such time as no Registrable Securities are outstanding.

      3.8 Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.


                          REGISTRATION RIGHTS AGREEMENT
                             SIGNATURE PAGES FOLLOW

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                       MS ACQUISITION LIMITED

                                       By:  MSSC ACQUISITION
                                            CORPORATION, its general partner


                                            By: /s/ Timothy M. Byrd
                                                --------------------------------
                                            Name:  Timothy M. Byrd
                                            Title: Vice President and Chief
                                                   Financial Officer


                                       RICHMONT MARKETING SPECIALISTS
                                       INC.


                                       By: /s/ Timothy M. Byrd
                                           -------------------------------------
                                       Name:  Timothy M. Byrd
                                       Title: Vice President